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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 1996
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                           Merrill Lynch & Co., Inc.
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           (Exact name of Registrant as specified in its charter)


      Delaware                    1-7182                       13-2740599
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(State or other                (Commission                  (I.R.S. Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)

World Financial Center, North Tower, New York, New York   10281-1220
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            (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (212) 449-1000
                                                    -----------------



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   (Former name or former address, if changed since last report.)
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Item 5.   Other Events
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         Exhibits are filed herewith in connection with the Registration
Statement on Form S-3 (File No. 33-65135) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank, formerly known as Chemical Bank (successor by merger to Manufacturers Hanover Trust Company) (the "Indenture"). ML & Co. will issue $15,000,000 principal amount of Healthcare/Biotechnology Portfolio Market Index Target-Term Securities due October 31, 2001 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.    Financial Statements, Pro Forma Financial Information
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           and Exhibits
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                                   EXHIBITS

           (4)              Instruments defining the rights of
                            security holders, including indentures.

                                       Form of Merrill Lynch & Co., Inc.'s
                                       Healthcare/Biotechnology Portfolio Market
                                       Index Target-Term Securities due October
                                       31, 2001.

           (5) & (23)       Opinion re: legality; consent of
                            counsel.

                                       Opinion of Brown & Wood LLP relating to
                                       the Healthcare/Biotechnology Portfolio
                                       Market Index Target-Term Securities due
                                       October 31, 2001 (including consent for
                                       inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                             MERRILL LYNCH & CO., INC.
                                             -------------------------
                                                   (Registrant)

                                             By: /s/ Theresa Lang
                                                 ---------------------
                                                    Theresa Lang
                                                      Treasurer

Date:  October 30, 1996

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                                  Exhibit Index

Exhibit No.    Description                                               Page
-----------    -----------
(4)            Instruments defining the rights of
               security holders, including
               indentures.

                        Form of Merrill Lynch & Co., Inc.'s
                        Healthcare/Biotechnology Portfolio Market
                        Index Target-Term Securities due October 31,
                        2001.

(5) & (23)     Opinion re: legality; consent of
               counsel.

                        Opinion of Brown & Wood LLP relating to the
                        Healthcare/Biotechnology Portfolio Market
                        Index Target-Term Securities due October 31,
                        2001 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).